| We shop. You save. 3rd Quarter Fiscal 2023 Earnings Conference Call Presentation May 11, 2023 Exhibit 99.2

| We shop. You save. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the ultimate duration and impact of the ongoing COVID-19 pandemic and any other significant public health events; our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions, including inflation; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; our ability to maintain compliance with NYSE listing standards; potential litigation and other legal proceedings or inquiries; our existing and future indebtedness; our ability to maintain compliance with our debt covenants; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; and failure to market and sell Medicare plans effectively or in compliance with laws. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K (the “Annual Report”) and subsequent periodic reports filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA, cash EBITDA, and Adjusted EBITDA Margin, which are non-GAAP financial measures. These non- GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We define Adjusted EBITDA as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization, and certain add-backs for transaction costs and non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. We define cash EBITDA as Adjusted EBITDA excluding the impacts from the estimates of future renewal commission revenue. The most directly comparable GAAP measure for both Adjusted EBITDA and cash EBITDA is net income (loss). We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue. The most directly comparable GAAP measure is net income margin. We monitor and have presented in this release Adjusted EBITDA, cash EBITDA, and Adjusted EBITDA Margin because they are key measures used by our management and Board of Directors to understand and evaluate our operating performance, to establish budgets and to develop operational goals for managing our business. In particular, we believe that excluding the impacts of certain transactions in calculating Adjusted EBITDA and cash EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding Adjusted EBITDA and Adjusted EBITDA Margin, please see today’s press release. See below beginning on slide 14 for reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures. Disclaimer 2

| We shop. You save. 3QFY23 Earnings Highlights 3 *See "Non-GAAP Financial Measures" above on slide 2. SelectQuote delivered consolidated 3Q results above expectations, fueled by a strong Senior Medicare OEP season • Revenue totaled $299.4 million, compared to $274.3 million last year • Net Income totaled $9 million, or $0.06 per diluted share • Adjusted EBITDA* totaled $44.0 million, compared to $12.2 million last year 3Q reflects a fifth consecutive quarter of improved year-over-year operational results for Senior • Agent close rates up 12% year-over-year • Marketing cost per approved policy down 17% year-over-year • Total operating expense per approved policy down 12% year-over-year Continued positive trends in Senior customer retention • New policy approval rates up significantly year-over-year • Continued confidence in the improved quality of new business • MA LTVs including 15% constraint seem appropriately conservative at this time Another quarter of significant consumer demand for and membership growth of SelectRx and Healthcare Services Increasing FY2023 consolidated guidance Cashflow ahead of forecast year-to-date and growing conviction we will end FY2023 Cash EBITDA* positive

| We shop. You save. TOTAL POLICIES APPROVED 000s MA LTV 4 SelectQuote Senior KPIs 237 185 196 166 41 19 MA Other 3Q22 3Q23 $933 $965 3Q22 3Q23

| We shop. You save. Operating Expense Per Policy* $1,073 $765 LTM 3/31/22 LTM 3/31/23 Marketing Expense Per Policy** $613 $391 LTM 3/31/22 LTM 3/31/23 *Represents Senior operating costs divided by approved MA/MS policies. **Represents Senior marketing costs divided by approved MA/MS policies. 5 Senior Efficiency Metrics Agent Close Rates LTM 3/31/22 LTM 3/31/23 28%

| We shop. You save. High Transactional Segment Mix 19% Approval Rates 90-Day Active Rates ~450 BPS ~875 BPS Senior Retention Operational Changes & Progress 6 Represents FYTD through AEP (1/1 Effectives)

| We shop. You save. REVENUE $MM ADJUSTED EBITDA* $MM $274 $299 3Q22 3Q23 $12 $44 3Q22 3Q23 7 Consolidated Financial Summary *See "Non-GAAP Financial Measures" above on slide 2. Margin % 15%5%

| We shop. You save. REVENUE $MM ADJUSTED EBITDA* $MM $211 $185 3Q22 3Q23 $40 $59 3Q22 3Q23 8 Senior Financial Summary *See "Non-GAAP Financial Measures" above on slide 2. Margin % 32%19%

| We shop. You save. SELECTRX MEMBERS 3Q22 4Q22 1Q23 2Q23 3Q23 — 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 REVENUE & ADJUSTED EBITDA* $MM 9 $(8) $(12) $(12) $(9) $(3) $23 $30 $43 $55 $71 3Q22 4Q22 1Q23 2Q23 3Q23 *See "Non-GAAP Financial Measures" above on slide 2. Healthcare Services KPIs

| We shop. You save. REVENUE $MM ADJUSTED EBITDA* 10 $39 $37 $7 $8 Life Auto & Home 3Q22 3Q23 $(3) $5 $1 $3 Life Auto & Home 3Q22 3Q23 $MM *See "Non-GAAP Financial Measures" above on slide 2. Life and Auto & Home

| We shop. You save. Cash Efficiency & Long-Term Value Creation 11 ADJUSTED EBITDA* $MM CASH EBITDA* $MM COMMISSIONS RECEIVABLE $MM % OF TOTAL REVENUE RECEIVED IN FIRST YEAR* $MM $(200) $80 FYTD '22 FYTD '23 $(191) $97 FYTD '22 FYTD '23 52% 62% FYTD '22 FYTD '23 $838 $822 3/31/22 3/31/23 *See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. ($'s in millions) Range Implied YoY Growth Revenue $950 - $970 24% - 27% Net Loss $73 - $55 NM - NM Adjusted EBITDA* $40 - $50 NM - NM 12 *See "Non-GAAP Financial Measures" above on slide 2. Raising Fiscal Full Year 2023 Guidance

| We shop. You save. Supplemental Information 13

| We shop. You save. Net Income (Loss) to Adjusted EBITDA Reconciliation 3Q FY 2023 (in thousands) Senior Healthcare Services Life Auto & Home Corp & Elims Consolidated Revenue $ 185,200 $ 70,725 $ 36,950 $ 8,238 $ (1,715) $ 299,398 Operating expenses (126,034) (74,091) (31,446) (5,648) (17,947) (1) (255,166) Other income (expense), net — — (201) 1 (6) (206) Adjusted EBITDA 59,166 (3,366) 5,303 2,591 (19,668) 44,026 Share-based compensation expense (2,959) Non-recurring expenses (433) Depreciation and amortization (7,098) Loss on disposal of property, equipment, and software (15) Interest expense, net (21,105) Income tax expense (3,152) Net income 9,264 14 3Q FY 2022 (in thousands) Senior Healthcare Services Life Auto & Home Corp & Elims Consolidated Revenue $ 210,973 $ 23,123 $ 38,625 $ 7,152 $ (5,534) $ 274,339 Operating expenses (171,023) (30,891) (41,287) (6,002) (12,896) (1) (262,099) Other expenses, net — — — — (23) (23) Adjusted EBITDA 39,950 (7,768) (2,662) 1,150 (18,453) 12,217 Share-based compensation expense (2,143) Non-recurring expenses (703) Depreciation and amortization (6,679) Loss on disposal of property, equipment, and software (384) Interest expense, net (12,179) Income tax benefit 2,846 Net loss (7,025)

| We shop. You save. Net Income (Loss) to Adjusted EBITDA Reconciliation 3Q FYTD 2023 (in thousands) Senior Healthcare Services Life Auto & Home Corp & Elims Consolidated Revenue $ 486,541 $ 169,270 $ 107,780 $ 23,128 $ (5,649) $ 781,070 Operating expenses (347,608) (193,726) (91,409) (15,812) (52,270) (700,825) Other income (expense), net — — — (1) (117) (118) Adjusted EBITDA 138,933 (24,456) 16,371 7,315 (58,036) 80,127 Share-based compensation expense (8,525) Transaction costs (3,003) Depreciation and amortization (21,087) Loss on disposal of property, equipment, and software (386) Interest expense, net (58,885) Income tax expense 1,053 Net income (10,706) 15 3Q FYTD 2022 (in thousands) Senior Healthcare Services Life Auto & Home Corp & Elims Consolidated Revenue $ 459,272 $ 40,183 $ 116,645 $ 20,755 $ (12,200) $ 624,655 Operating expenses (588,583) (60,296) (117,346) (16,798) (41,154) (824,177) Other expenses, net — — — — (177) (177) Adjusted EBITDA (129,311) (20,113) (701) 3,957 (53,531) (199,699) Share-based compensation expense (6,252) Non-recurring expenses (2,857) Depreciation and amortization (17,957) Loss on disposal of property, equipment, and software (739) Interest expense, net (31,300) Income tax benefit 65,984 Net loss (192,820)

| We shop. You save. Net Income (Loss) to Cash EBITDA Reconciliation 3Q FYTD 2023 (in thousands) Consolidated Cash EBITDA $ 97,270 Future Renewal Commission Revenue $ (17,143) Adjusted EBITDA $ 80,127 Share-based compensation expense (8,525) Transaction costs (3,003) Depreciation and amortization (21,087) Loss on disposal of property, equipment, and software (386) Interest expense, net (58,885) Income tax expense 1,053 Net loss $ (10,706) 16 3Q FYTD 2022 (in thousands) Consolidated Cash EBITDA $ (190,539) Future Renewal Commission Revenue $ (9,160) Adjusted EBITDA $ (199,699) Share-based compensation expense (6,252) Non-recurring expenses (2,857) Depreciation and amortization (17,957) Loss on disposal of property, equipment, and software (739) Interest expense, net (31,300) Income tax benefit 65,984 Net loss $ (192,820)

| We shop. You save. (in thousands) Range Net loss $ (73,000) $ (55,000) Income tax benefit (25,000) (19,000) Interest expense, net 80,000 80,000 Depreciation and amortization 28,000 28,000 Share-based compensation expense 12,000 12,000 Transaction costs 18,000 4,000 Adjusted EBITDA $ 40,000 $ 50,000 17 17 Net Loss to Adjusted EBITDA Reconciliation (FY23 Guidance)

| We shop. You save. 18 SelectQuote Inc. 6800 West 115th Street Suite 2511 Overland Park, Kansas 66211 Phone: (913) 599-9225 Investor Relations investorrelations@selectquote.com